Exhibit 10.7

                                  IDACORP, Inc.
                2000 Long-Term Incentive and Compensation Plan
         Restricted Stock Awards (performance vesting) to NEOs Chart

                                            Threshold     Target        Maximum
Name               Title                    (Shares)      (Shares)      (Shares)
----               -----                    --------      --------      --------

Jan B. Packwood    President and Chief      4,765         9,529         14,294
                   Executive Officer,
                   IDACORP and Chief
                   Executive Officer,
                   Idaho Power

J. LaMont Keen     Executive Vice           2,338         4,675         7,013
                   President, IDACORP
                   and President and
                   Chief Operating
                   Officer, Idaho Power

Darrel T.          Senior Vice              807           1,613         2,420
Anderson           President -
                   Administrative
                   Services and Chief
                   Financial Officer,
                   IDACORP and Idaho
                   Power

Thomas R. Saldin   Senior Vice              841           1,681         2,522
                   President, General
                   Counsel and
                   Secretary, IDACORP
                   and Idaho Power

James C. Miller    Senior Vice              908           1,815         2,723
                   President of Power
                   Supply, Idaho Power


A. Bryan Kearney   Vice President and       487           973           1,460
                   Chief Information
                   Officer, IDACORP and
                   Idaho Power